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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
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                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
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         Date of Report (Date of Earliest Event Reported): July 1, 2002

                      North Atlantic Trading Company, Inc.
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             (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

             333-31931                                13-3961898
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      (Commission File Number)             (I.R.S. Employer Identification No.)

         257 Park Avenue South
           New York, New York                           10010-7304
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 (Address of Principal Executive offices)               (Zip Code)

                                 (212) 253-8185
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               (Registrant's Telephone Number, Including Area Code


                                 Not Applicable
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          (Former Name or Former Address, if changed Since Last Report)
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Item 5.           Other Events.

         On July 29, 2002, North Atlantic Trading Company, Inc. ("NATC") successfully completed the solicitation of consents from registered holders of its 12% Senior Exchange Payment-In-Kind Preferred Stock, par value $.01 per share (the "Preferred Stock"), to certain amendments (the "Amendments") to the certificate of incorporation of NATC that amend the terms of the Preferred Stock. Consents to the Amendments were received from the holders of more than 99% of the issued and outstanding shares of Preferred Stock.

         The Amendments, among other things, (i) accelerate the mandatory redemption date of the Preferred Stock from June 15, 2007 to June 15, 2005, (ii) lower the liquidation preference from $25.00 to $22.00 per share, (iii) eliminate any redemption premium, (iv) reduce the repurchase price that NATC must offer the holders of Preferred Stock upon a change of control from 101% to 100% of the liquidation preference, (v) permit future dividends to be paid through the issuance of additional shares of preferred stock, and (vi) include a definition for the term "Permitted Investments", which definition was inadvertently omitted from the Certificate of Designation pursuant to which the Preferred Stock was created.

         NATC filed a certificate of amendment to its certificate of incorporation that contains the Amendments with the Secretary of State of the State of Delaware on July 30, 2002.

Item 7.           Financial Statements, Pro Forma Financial Information and
                  Exhibits.

(c)  Exhibits


Exhibit 3.1 - Certificate of Amendment to the Certificate of Incorporation of
              North Atlantic Trading Company, Inc., dated July 30, 2002.


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                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   NORTH ATLANTIC TRADING COMPANY, INC.


Date:    July 31, 2002             By:        /s/ David I. Brunson
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                                           Name:  David I. Brunson
                                           Title: President

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                                  EXHIBIT INDEX


Exhibit No.       Description
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       3.1    --  Certificate of Amendment to the Certificate of Incorporation
                  of North Atlantic Trading Company, Inc., dated July 30, 2002.